U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2017 (May 1, 2017)

Arkados Group, Inc.

(Exact name of Company as specified in its charter)

Delaware	000-27587	22-3586087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Warren Street, Suite 320
Newark, NJ 07103
(Address of principal executive offices)

Telephone: (862) 393-1988
(Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

(a)          Acquisition of SolBright Renewable Energy, LLC

On May 1, 2017, Arkados Group, Inc., a Delaware corporation (the “Company”) completed an acquisition (the “Asset Purchase”) pursuant to an Asset Purchase Agreement dated May 1, 2017 (the “Asset Purchase Agreement”) with SolBright Renewable Energy, LLC (“SolBright”), pursuant to which the Company has acquired substantially all of the assets, and certain specified liabilities, of SolBright used in the operation of SolBright’s solar engineering, procurement and construction business (the “SolBright Assets”, the transaction shall collectively be referred to herein as the “Acquisition”). The Asset Purchase Agreement and the Acquisition were approved by the board of directors of the Company and the sole manager and members of SolBright.

In consideration for the purchase of the SolBright Assets, the Company delivered to SolBright (i) $3,000,000 in cash (the “Cash Payment”), (ii) a Senior Secured Promissory Note in the principal amount of $2,000,000 (the “Secured Promissory Note”), described below, (iii) a Convertible Promissory Note in the principal amount of $6,000,000 (“Preferred Stock Note”), described below, and (iv) the Common Stock Consideration, described below.

The Secured Promissory Note matures on May 1, 2020 barring any events of default, an equity financing in which the Company issues equity securities which yield gross cash proceeds to the Company of at least $10,000,000 (excluding redeemable or convertible notes) or a change of control of the Company. The Company shall make prepayments of principal on a quarterly basis pursuant to the terms of the Secured Promissory Note if such funds are available. The Secured Promissory Note bears interest at 15% per annum, payable on a quarterly basis with the first payment due on May 31, 2017. The Secured Promissory Note is secured with a second priority lien on the accounts receivable of the Company relating to the solar engineering, procurement and construction business of SolBright acquired by the Company pursuant to the Asset Purchase Agreement, with such lien being junior only to the first priority security position granted pursuant to the Note Purchase Agreement and the Security Agreement, both dated May 1, 2017, described in (b) below.

The Preferred Stock Note matures on July 31, 2018 barring any demands following an event of default, provided that the Company shall make prepayments of principal on a quarterly basis pursuant to the terms of the Preferred Stock Note if such funds are available. The Preferred Stock Note bears interest at 4% per annum, provided that upon and during an event of default it shall bear interest at 12% per annum. Interest is payable quarterly in arrears commencing on May 1, 2017 and on the first business day of each August, November, February and May thereafter. The Preferred Stock Note will automatically convert on the date that the Company’s Certificate of Designation is filed with the State of Delaware’s Secretary of State and becomes effective into a number of shares of the Company’s Series A 4% Convertible Preferred Stock, par value $0.0001 per share, equal to the outstanding principal and interest on the Preferred Stock Note divided by $1.50 per share, as adjusted for any stock splits, stock dividends, recapitalizations, combinations and the like that may occur prior to such conversion. The Company has agreed in the Asset Purchase Agreement to take the actions required for the automatic conversion of the Preferred Stock Note promptly following the closing of the Asset Purchase.

In connection with the Asset Purchase Agreement, and in addition to the consideration represented by the Cash Payment, the Secured Promissory Note and the Preferred Stock Note, the Company issued to SolBright 4,000,000 shares of Company’s common stock at one dollar per share (the “Common Stock Consideration”). The Common Stock Consideration is subject to antidilution protection if, within 120 days of the closing of the Asset Purchase, the Company sells shares of its common stock at a price per share that is less than one dollar per share, in which case the Company shall issue additional shares of common stock to SolBright so that the total number of shares the Company has issued to SolBright equals $4,000,000 divided by such lower price per share.

The Asset Purchase Agreement contained customary representations, warranties and covenants of the Company and SolBright.

A copy of the Asset Purchase Agreement, Secured Promissory Note and the Preferred Stock Note are attached as Exhibits 2.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the Asset Purchase Agreement, Secured Promissory Note and the Preferred Stock Note is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, Secured Promissory Note and the Preferred Stock Note filed with this Current Report on Form 8-K.

The Asset Purchase Agreement has been included to provide investors with information regarding the terms of the transactions contemplated thereby. The Asset Purchase Agreement is not intended to provide any other factual information about the Company, SolBright or their respective subsidiaries or affiliates. The Asset Purchase Agreement contains representations and warranties of the Company and SolBright. The assertions embodied in those representations and warranties were made for purposes of the Asset Purchase Agreement and are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with the execution of the Asset Purchase Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Asset Purchase Agreement. In addition, certain representations and warranties were made as of a specific date may be subject to a contractual standard of materiality different from what an investor might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, you should read the representations and warranties in the Asset Purchase Agreement not in isolation but only in conjunction with the other information about the Company, SolBright and their respective subsidiaries that are included in reports, statements and other filings made by the Company with the Securities and Exchange Commission (the “SEC”).

(b)          AIP Financing

On May 1, 2017, the Company completed a financing transaction with AIP Asset Management Inc. (the “Security Agent”), AIP Global Macro Fund, LP (“AGMF”), AIP Global Macro Class (“AGMC”) and AIP Canadian Enhance Income Class (“ACEIC” and together with AGMF and AGMC, collectively, “AIP”), pursuant to which the Company raised additional capital by issuing 10% Secured Convertible Promissory Notes (the “10% Notes”) in the aggregate principal amount of $2,500,000 to AIP and AIP Private Capital Inc. (collectively, the “Holders”) in accordance with the terms of the Note Purchase Agreement dated May 1, 2017 (the “Purchase Agreement”) with AIP (the “AIP Financing”). In connection with the issuance of the 10% Notes, the Company and its subsidiaries entered into a Security Agreement dated May 10, 2017 (the “Security Agreement”) with the Security Agent, pursuant to which the Company granted the Security Agent a security interest in substantially all assets of the Company and its subsidiaries. In addition, pursuant to the Note Purchase Agreement, the Company issued warrants (the “AIP Warrants”) to the Holders to purchase 2,500,000 shares of the Company’s common stock, subject to adjustment for certain events, such as stock splits and stock dividends, at an exercise price of $1.00 per share, and which have three year terms.

The principal amount of the 10% Notes exceeds the cash consideration paid by the Holders for such notes, with such excess representing a 15% original issue discount. The 10% Notes mature on May 1, 2018 unless earlier converted pursuant to the terms of the Purchase Agreement. The 10% Notes bear interest at 10% per annum, provided that during an Event of Default (as defined in the Purchase Agreement) it shall bear interest at 20% per annum, payable on a monthly basis. The 10% Notes are secured with a first priority lien as set forth in the Security Agreement. The outstanding principal and interest under the 10% Notes is convertible at the option of the Holder of each Note into shares of the Company’s common stock at $0.80 per share, or $0.60 if the Company has not raised $500,000 in the 90 days following the closing, or, upon an uncured Event of Default (as defined in the Purchase Agreement), the lesser of the closing bid of the Company’s common stock on the day notice of conversion is given or 75 percent of the price of Shares in any registered offering.

In connection with the AIP Financing, the Company and the Holders entered into a Registration Rights Agreement under which the Company is required, in no event later than 75 calendar days after the closing of the AIP Financing, to file a registration statement with the SEC covering the resale of the shares of the Company’s common stock issuable pursuant to the 10% Notes and the Warrants and to use reasonable best efforts to have the registration declared effective as soon as practicable, but in no event later than 120 days after the closing of the AIP Financing. The Company will be subject to certain monetary penalties, as set forth in the Registration Rights Agreement, if the registration statement is not filed, does not become effective on a timely basis, or does not remain available for the resale (subject to certain allowable grace periods) of the Registrable Securities, as such term is defined in the Registration Rights Agreement.

The foregoing does not purport to be a complete description of the Purchase Agreement, the 10% Notes, the Security Agreement, the Registration Rights Agreement or the AIP Warrants and is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibits 10.3, 10.4, 10.5, 10.6, and 10.7, respectively, hereto.

(c)          Note and Warrant Financing

On May 1, 2017, the Company closed a private placement (the “Private Placement”) of approximately $899,999 principal amount of 9% Convertible Promissory Notes (the “9% Notes”) and Common Stock Purchase Warrants (the “Warrants”) issued to L2 Capital LLC (“L2”) and SBI Investments LLC 2014-1 (“SBI” and together with L2, the “Investors”). A Note and a Warrant was issued pursuant to a Securities Purchase Agreement, dated May 1, 2017, with each Investor, in substantially the same form (each, a “Securities Purchase Agreement”).

The 9% Notes mature on November 1, 2017 unless earlier converted pursuant to the terms of the Securities Purchase Agreement. The 9% Notes bear interest at 9% per annum. The outstanding principal and interest under the 9% Notes, solely upon an Event of Default (as defined in the 9% Notes), is convertible at the option of the Holder of each Note into shares of the Company’s common stock as set forth in the 9% Notes.

As a part of the Private Placement, the Company issued Warrants to the Investors providing them with the right to purchase up to an aggregate of 1,279,998 shares of the Company’s common stock at an initial exercise price equal to the lesser of (i) $0.60 and (ii) 75% of the offering price of the Company’s common stock in the Company’s next publicly registered offering, subject to adjustment for certain events, such as stock splits and stock dividends. Subject to certain limitations, the Warrants are exercisable on any date after the date of issuance for a term of five years.

The foregoing does not purport to be a complete description of the Securities Purchase Agreements, the 9% Notes and the Warrant and is qualified in its entirety by reference to the full text of such documents, which are filed as Exhibits 10.8, 10.9 and 10.7, respectively, hereto.

(d)          Common Stock and Warrant Financing

On May 1, 2017, the Company closed a private placement (the “Private Placement”) of approximately 1,783,335 shares of the Company’s common stock and Common Stock Purchase Warrants to purchase 1,783,335 shares of the Company’s common stock (the “Warrants”) issued to various investors (the “Investors”), each pursuant to a Securities Purchase Agreement, dated May 1, 2017, with each Investor, in substantially the same form (each, a “Securities Purchase Agreement”).

As a part of the Private Placement, the Company issued Warrants to the Investors providing them with the right to purchase up to an aggregate of 1,783,335 shares of the Company’s common stock at an exercise price equal to one dollar, subject to adjustment for certain events, such as stock splits and stock dividends. Subject to certain limitations, the Warrants are exercisable on any date after the date of issuance for a term of three years.

The foregoing does not purport to be a complete description of the Securities Purchase Agreements and the Warrants and is qualified in its entirety by reference to the full text of the form of such documents, which are filed as Exhibits 10.15 and 10.7, respectively, hereto.

Item 2.01 Completion of Acquisition or Disposition of Assets

Reference is made to the disclosures set forth under Item 1.01(a) of this Current Report on Form 8-K, which disclosures are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosures set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference

Item 3.02. Unregistered Sales of Equity Securities.

(a)          Reference is made to the disclosures set forth under Item 1.01(a) of this Current Report on Form 8-K, which disclosures are incorporated herein by reference.

The issuance of the shares of the Company’s common stock, the Senior Secured Note and Preferred Stock Notes (and securities issuable upon conversion thereof) in connection with the Asset Purchase Agreement as described above is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act (“Regulation D”). Prior to the issuance of the Company’s common stock, the Senior Secured Note and Preferred Stock Notes, SolBright made certain representations to the Company as required by Regulation D. The Company has not and will not engage in general solicitation or advertising with regard to the issuance of the shares of the Company’s common stock, the Senior Secured Note and the Preferred Stock Notes (and securities issuable upon conversion thereof) pursuant to the Asset Purchase Agreement and has not and will not offer securities to the public in connection with the issuance of the shares of the Company’s common stock, the Senior Secured Note and the Preferred Stock Notes (and securities issuable upon conversion thereof).

(b)          Reference is made to the disclosures set forth under Item 1.01(b) of this Current Report on Form 8-K, which disclosures are incorporated herein by reference.

The issuance of the 10% Notes and the AIP Warrants (and securities issuable upon conversion thereof) in connection with the Purchase Agreement as described above is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) of the Securities Act and Regulation D. Prior to the issuance of 10% Notes and the AIP Warrants (and securities issuable upon conversion thereof), the Holders made certain representations to the Company as required by Regulation D. The Company has not and will not engage in general solicitation or advertising with regard to the issuance of 10% Notes and the AIP Warrants (and securities issuable upon conversion thereof) pursuant to the Purchase Agreement and has not and will not offer securities to the public in connection with the issuance of the 10% Notes and the AIP Warrants (and securities issuable upon conversion thereof).

(c)          Reference is made to the disclosures set forth under Item 1.01(c) of this Current Report on Form 8-K, which disclosures are incorporated herein by reference.

The issuance of the 9% Notes and the Warrants (and securities issuable upon conversion thereof) in connection with the Securities Purchase Agreements as described above is exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and Regulation D. Prior to the issuance of 9% Notes and the Warrants (and securities issuable upon conversion thereof), the Holders made certain representations to the Company as required by Regulation D. The Company has not and will not engage in general solicitation or advertising with regard to the issuance of the 9% Notes and the Warrants (and securities issuable upon conversion thereof) pursuant to the Purchase Agreement and has not and will not offer securities to the public in connection with the issuance of the 9% Notes and the Warrants (and securities issuable upon conversion thereof).

(d)          Reference is made to the disclosures set forth under Item 1.01(d) of this Current Report on Form 8-K, which disclosures are incorporated herein by reference.

The issuance of the shares of the Company’s common stock and the Warrants (and securities issuable upon conversion thereof) in connection with the Securities Purchase Agreements as described above is exempt from the registration requirements of the Securities Act pursuant to Rule 506 of the Securities Act and Regulation D. Prior to the issuance of the shares of the Company’s common stock and the Warrants, the Holders made certain representations to the Company as required by Regulation D. The Company has not and will not engage in general solicitation or advertising with regard to the issuance of the shares of the Company’s common stock and the Warrants (and securities issuable upon conversion thereof) pursuant to the Purchase Agreement and has not and will not offer securities to the public in connection with the issuance of the shares of the Company’s common stock and the Warrants (and securities issuable upon conversion thereof).

Item 9.01 Financial Statement and Exhibits

(a)	Financial statements of business acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the Company will file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date this initial Current Report on Form 8-K reporting the acquisition of SolBright was required to be filed.

(b)	Pro forma financial information.

As permitted by Item 9.01(b)(2) of Form 8-K, the Company will file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date this initial Current Report on Form 8-K reporting the acquisition of SolBright was required to be filed.

(c) Exhibits.

Exhibit No.	Description
2.1*	Asset Purchase Agreement by and between the Company and SolBright Renewable Energy, LLC dated May 1, 2017
10.1*	15% Secured Promissory Note issued to SolBright Renewable Energy, LLC dated May 1, 2017
10.2*	Convertible Promissory Note issued to SolBright Renewable Energy, LLC dated May 1, 2017
10.3*	Note Purchase Agreement by and among the Company, AIP Asset Management Inc. and the Holders identified therein dated May 1, 2017
10.4*	Form of 10% Secured Convertible Note dated May 1, 2017
10.5*	Security Agreement by and among Company, its Subsidiaries and AIP Management Inc. dated May 1, 2017
10.6*	Registration Rights Agreement by and between the Company and the investors identified therein dated May 1, 2017
10.7*	Form of Warrant dated May 1, 2017
10.8*	Form of Securities Purchase Agreement by and between the Company and the Buyer identified therein dated May 1, 2017
10.9*	Form of Promissory Note dated May 1, 2017
10.10	Form of Securities Purchase Agreement by and between the Company and certain accredited investors dated April 6, 2017 (incorporated by reference from the Registrant’s Form 10-Q filed on April 21, 2017)

* Furnished herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arkados Group, Inc. (Registrant)

Date: May 5, 2017	By:	/s/ Terrence DeFranco
Terrence DeFranco Chief Executive Officer

Additional Information About The Asset Purchase and Forward-Looking Statements

This document contains forward-looking statements concerning the Asset Purchase, future financial and operating results, benefits and synergies of the Asset Purchase, future opportunities for the combined businesses and any other statements regarding events or developments that the parties believe or anticipate will or may occur in the future. Risks and uncertainties may cause actual results and benefits of the Asset Purchase to differ materially from management expectations. Potential risks and uncertainties include, among others: general economic conditions and conditions affecting the industries in which the Company and SolBright operate. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s SEC filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2017. These forward-looking statements speak only as of the date of this communication and the Company assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.